UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004

OPTIO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	333-89181	58-1435435
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3015 Windward Plaza, Windward Fairways II

Alpharetta, Georgia 30005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 576-3500

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) The following exhibit is furnished with this document:

Number	Exhibit
99.1	Press Release issued by Optio Software dated June 9, 2004.

ITEM 9. Regulation FD Disclosure

ITEM 12. Results of Operations and Financial Condition

On June 9, 2004, the registrant issued a press release to report results for its first quarter ended April 30, 2004. This press release is furnished as Exhibit 99.1.

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report is furnished under Item 9 and Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optio Software, Inc.

Date: June 9, 2004	By:	/s/ C. WAYNE CAPE
C. Wayne Cape
President and Chief Executive Officer